                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement                   [ ] Confidential, For Use of the Commission
                                                      Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HEALTHTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                               HEALTHTRONICS, INC.
                                  [Letterhead]



                                 April 24, 2000



Dear Shareholder,

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of HealthTronics, Inc., which will be held at the Wyndham Hotel, 1775 Parkway Place NW, Marietta, Georgia, on Monday, May 15, 2000, at 2:00 p.m. The enclosed meeting notice and proxy statement contain details concerning the business to be discussed at the meeting.

         Please sign, date and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting, even if you cannot attend.



                                                  Argil J. Wheelock
                                                  Chairman and CEO

                               HEALTHTRONICS, INC.

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS



TIME:        2:00 p.m. (local time), Monday, May 15, 2000

PLACE:       Wyndham Hotel
             1775 Parkway Place NW
             Marietta, Georgia

AGENDA:      Consider and act upon the following:

         1. The election of six directors. The following individuals are nominated by the Board of Directors to serve until the 2001 Annual Meeting of Shareholders

                                    ROY BROWN
                                    JON BURKE
                                  SCOTT COCHRAN
                                   JOHN HOUSE
                                   RUSS MADDOX
                                 ARGIL WHEELOCK

         2.  The Company's Stock Option Plan - 2000.

         3. The appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE: Holders of common stock of the Company at the close of business on March 15, 2000 are entitled to vote.

         More information about the above can be found in the attached proxy statement. A list of shareholders as of the record date will be available for inspection at the annual meeting.



                                             By Order of the Board of Directors

                                             /s/ Argil J. Wheelock


                                             ARGIL J. WHEELOCK
                                             Chairman



Marietta, Georgia
April 24, 2000

         EACH SHAREHOLDER IS ENCOURAGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SHAREHOLDER WHO DECIDES TO ATTEND THE MEETING MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                               HEALTHTRONICS, INC.
                         1841 WEST OAK PARKWAY, SUITE A
                               MARIETTA, GA 30062



                                                                  April 24, 2000



                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2000

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HealthTronics, Inc. (the "Company") to be voted at the 2000 Annual Meeting of Shareholders of the Company and at any adjournments thereof. The Annual Meeting will be held at the Wyndham Hotel, 1775 Parkway Place NW, Marietta, Georgia, on Monday, May 15, 2000, at 2:00 p.m., local time.

         The mailing address of the principal executive offices of the Company is 1841 West Oak Parkway, Suite A, Marietta, GA 30062. The approximate date on which this proxy statement and form of proxy are first being sent or given to shareholders is April 24, 2000.

                                     VOTING

         Only owners of record of shares of common stock of the Company ("Company Stock") at the close of business on March 15, 2000, are entitled to notice of and to vote at the 2000 Annual Meeting or any adjournments thereof. Each shareholder of record on the record date is entitled to one vote for each share of Company Stock so owned. On March 15, 2000, there were 10,716,271 shares of Company Stock issued and outstanding. Under the Company's bylaws, the holders of a majority of the issued and outstanding shares of Company Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. Shareholders may vote in favor of all nominees for election as directors, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to all other proposals, shareholders may vote in favor of or against each proposal or may abstain from voting. Shareholders should specify their choices on the enclosed proxy card.

                    Recommendations of the Board of Directors

         If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed proxy card will be voted in accordance with the recommendations of the Board of Directors, which are as follows:

         FOR the election of the following six directors nominated by the Board to serve until the 2001 Annual Meeting of Shareholders:

                                    ROY BROWN
                                    JON BURKE
                                  SCOTT COCHRAN
                                   JOHN HOUSE
                                   RUSS MADDOX
                                 ARGIL WHEELOCK

         FOR approval of the Company's Stock Option Plan - 2000;

         FOR ratification of Ernst & Young LLP's appointment as independent auditors of the Company for the fiscal year ending December 31, 2000.

         If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment as to what is in the best interest of the Company.

         The six nominees for directors receiving the highest vote totals will be elected as directors of the Company. Therefore, abstentions and broker nonvotes* will have no effect on the vote for the election of directors.

         With respect to all other proposals, the affirmative vote of the holders of a majority of the Company Stock present, or represented and entitled to vote, at the Annual Meeting, will be required to approve such proposals. Abstentions will be counted as present and entitled to vote, and will have the effect of "No" votes. Broker nonvotes will not be included in vote totals and will have no effect on the outcome of each vote.

         Proxies and votes will be tabulated by the Company's transfer agent.

         All proxies delivered pursuant to this solicitation are revocable at any time prior to voting at the option of the persons executing them either by giving written notice to the Secretary of the Company, by delivering a proxy bearing a later date, or by voting in person at the Annual Meeting. All properly executed proxies delivered and not revoked will be voted at the Annual Meeting in accordance with the directions given.

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, banks, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.








--------
     *"Broker nonvotes" are limited proxies submitted by brokers who do not have the required voting authority from the beneficial owners.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINEES

         Pursuant to the bylaws of the Company, the Board of Directors has set the number of directors of the Company at six.

         The Board of Directors has named ROY BROWN, JON BURKE, SCOTT COCHRAN, JOHN HOUSE, RUSS MADDOX and ARGIL WHEELOCK to stand for election as directors at the Annual Meeting. Each of the nominees has consented to serve as a director if elected at the Annual Meeting. Should any one or more of these nominees become unable to serve for any reason, or choose not to serve (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF ROY BROWN, JON BURKE, SCOTT COCHRAN, JOHN HOUSE, RUSS MADDOX AND ARGIL WHEELOCK AS DIRECTORS TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS, AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION CONCERNING DIRECTORS

         Set forth below with respect to the directors and nominees for director of the Company is information regarding their principal occupations (which have continued for at least the past five years unless otherwise noted) and certain other information.

ROY S. BROWN, age 52 - Mr. Brown has served as HealthTronics' President and COO since May 31, 1996. Mr. Brown was the president of Servicetrends, Inc. Prior to this he served as: vice president of Sales and Marketing for Intra-Sonix of Burlington, Massachusetts, a medical equipment manufacturing company, from 1994 to 1995; owner of Andex products, an international business consulting firm in Lawrenceville, Georgia, from 1992 through 1994; and executive vice president of Sales and Marketing for Dornier Medical Systems, a manufacturer of medical equipment located in Munich, Germany, from 1984 to 1992. Mr. Brown holds the equivalent of a B.A. in International Business from Industry and Trade School in Hannover, Germany.

JON BURKE, age 53 - Mr. Burke has served as a director of HealthTronics since February, 1998. He is presently the managing member of Capital Appreciation Management Company, L.L.C., which is the managing general partner of an Atlanta-based merchant banking fund specializing in acquiring controlling interests in companies located in the southeastern United States. Mr. Burke is also a principal with Brown Burke Capital Partners, Inc., which provides financial advisory services to middle market companies in connection with mergers and acquisitions and financing. Mr. Burke also serves as a director of United Companies Financial Corporation, a financial services holding company engaged in consumer lending. From 1973 to 1996, Mr. Burke was employed by the Robinson-Humphrey Company, Inc., most recently serving as a senior vice president and the head of its financial institutions/banking research.

SCOTT COCHRAN, age 38 - Mr. Cochran has served as HealthTronics' Secretary and Treasurer since May 31, 1996. Mr. Cochran is a partner with the law firm of Cochran, Camp and Snipes in Smyrna, Georgia, and has held this position since 1988. He received an A.A. degree from Young Harris College, a B.A. from Emory University and a J.D. from Mercer Law School. Mr. Cochran's law firm also serves as outside counsel to the Company.

JOHN HOUSE, age 45 - Mr. House has been a practicing board-certified urologist in Arlington, Texas since 1991 and is the managing partner of Urology Associates of North Texas. From 1988 until 1991 he was in private practice in Forth Worth, Texas. His is past chief of surgery at Hughley Hospital in Fort Worth, Texas. Dr. House is a diplomat of the American Board of Urology. He is on the board of directors of the Arlington Alliance and Specialty Net Organizations.

RUSS MADDOX, age 59 - Mr. Maddox is a retired healthcare professional having most recently served as President and Chief Operating Officer of HealthSouth Corporation's Diagnostic Division. Mr. Maddox was Founder and President of Russ Pharmaceuticals, Inc. Russ Pharmaceuticals was recognized in December, 1987, by INC. magazine as one of the 500 fastest growing privately held companies in the United States. In March 1989, the company was acquired by Ethyl Corporation of Richmond, Virginia. He has 30 years of executive level experience in the healthcare industry. From January 1992, until May 1995, he served as Chairman of the Board, President and Chief Executive Officer of Diagnostic Health Corporation, an outpatient diagnostic imaging company. Mr. Maddox was named Small Business Person of the Year in 1987 for the city of Birmingham and the State of Alabama. He is very active in business and civic affairs throughout the United States. Mr. Maddox is Chairman of the Board of Directors of Cebert Pharmaceuticals. He is a member of the Board of Directors of Imageon Solutions, Inc. and currently serves on the University of Alabama at Birmingham's Research Foundation Board, as well as the Board of the American Sports Medicine Institute. He has served on the Board of Directors of MedPartners, Inc., Oclassen Pharmaceuticals, Inc., North Hampton Medical, Bradford Health Service, and Scandipharm Pharmaceuticals.

ARGIL J. WHEELOCK, M.D., age 52 - Dr. Wheelock has served as Chairman and CEO at HealthTronics since July 1, 1996. Dr. Wheelock was a practicing, board-certified urologist in Chattanooga, Tennessee from 1979 until 1996. Since July 1, 1996 he has worked exclusively as chief executive officer of HealthTronics. From November, 1994 until June 30, 1996, he worked for Phymatrix, a NASDAQ listed company that specializes in physician practice management, in the Lithotripsy Division. From July, 1991, until November, 1994, he was vice president in charge of Lithotripsy Services at Coram Healthcare, a NYSE listed company engaged in home health care. Dr. Wheelock is the president, a director and a shareholder of NGST, a Tennessee corporation engaged in mobile Lithotripsy through partnerships; a shareholder of Cobb Regional Lithotripter Services, Inc.; the managing general partner of TennGa Stone Group Two; the Chief Manager of Tenn-Ga Prostate; a minority partner in TennGa Stone Group Two; and the chairman and president of Florida Lithology, Inc., a Florida corporation engaged in providing Lithotripsy services through a limited partnership.

JOHN F. WARLICK, age 38 - Mr. Warlick has served as executive vice president of HealthTronics since December 1, 1996. Mr. Warlick, who holds a B.S. in Financial Management from Clemson University, was the vice president of Sales for, the past president of and a director of Servicetrends, Inc., from April, 1991 until September, 1996. Prior to this, he was the Sales operations manager of Dornier Medical Systems, from 1985 until 1988, the vice president of Sales for Energy Four, from 1989 until 1991, and the president of OssaTronics, our predecessor, from its inception.

JOACHIM VOSS, age 60 - Mr. Voss, a resident of Germany, has an engineering degree from the Engineering School of Bielefeld, Germany. With a background of twenty-five years in marketing and engineering of high technology products for aerospace and medical application, he worked from

1989 through 1996 as managing director and as marketing director of HMT, the corporation that developed and manufactures both the LithoTron lithotripter and the OssaTron orthopedic lithotripter. Mr. Voss has now retired from his active role in HMT, but still works as a consultant to HMT and its German affiliate company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

         The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the audits, reviews the adequacy and effectiveness of the Company's internal controls, reviews the quality and integrity of the Company's annual and interim external financial reports, reviews the professional services furnished by the independent auditors to the Company and handles any other matters the Board of Directors deems appropriate. Members are Messrs. Maddox, Brown and Burke. The Audit Committee met two times in 1999.

         The Compensation Committee reviews and approves all salary arrangements, including annual and long-term incentive awards and other remuneration, for officers of the Company. It also is responsible for administration of the Company's stock option and restricted stock plans, incentive plans, and certain other compensation plans. Members are Messrs. Burke, Maddox and Wheelock. The Compensation Committee met two times in 1999.

         In 1999, the Board of Directors held four meetings. Each director attended at least 75 percent of the total of all meetings of the Board and each committee on which such director served.

COMPENSATION OF DIRECTORS

         The Company granted Russ Maddox options to purchase 100,000 shares when he agreed to become a director. The options are exercisable at $6.00 per share and vest in approximately equal amounts over three years. Otherwise, directors are not compensated for service on the board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

         The number of shares of Company Stock owned beneficially by each person who holds greater than 5% of the Company's stock, by each director, each nominee for director, and each other "named executive officer" (see "Executive Compensation - Summary of Cash and Certain Other Compensation" below) and by all directors and named executive officers as a group, as of March 15, 2000, is set forth in the table below. Unless otherwise indicated, all persons shown in the table have sole voting and investment power with regard to the shares shown.

                            [TABLE ON FOLLOWING PAGE]


                                                                                      Percentage of
Name of Owner and Current Address             Amount of Beneficial Ownership              class
---------------------------------             ------------------------------          -------------
Argil Wheelock, MD                            1,528,800 shares                            14.12
1841 West Oak Parkway, Suite A
Marietta, GA  30062

John F. Warlick                               1,220,800 shares                            11.36
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Ty Warlick                                    1,220,800 shares                            11.36
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Roy S. Brown                                  940,138 shares                              8.74
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Joachim Voss                                  400,000 shares                              3.73
Garlstorfer Str. 5, Egestorf, D-21272
Germany

Russ Maddox                                   70,000 shares                               0.65
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Jon Burke                                     75,000 shares                               0.70
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Scott Cochran                                 156,342 shares                              1.46
1841 West Oak Parkway, Suite A
Marietta, GA  30062

John House                                    426,300 shares                              3.98
1841 West Oak Parkway, Suite A
Marietta, GA  30062

Marie Marlow                                  38,000 shares                               0.28
613 7th Street, NE
Washington, DC  20002

HMT Group                                     1,850,100 shares                            17.26
Bachstrasse 8, CH-8280 Kreuzlingen
Switzerland

House Group                                   1,274,500 shares                            11.89
6750 N. McArthur Boulevard
Suite 209
Irving, TX  75039

All officers and directors as a group -       4,892,980 shares                            44.71
10 persons

         Dr. Wheelock's beneficial ownership includes presently exercisable options to purchase up to 90,000 shares of Company stock at a purchase price of $1.00 per share and 20,000 shares at $8.50 per share.

         Mr. Warlick's beneficial ownership includes presently exercisable options to purchase up to 19,000 shares of Company stock at a purchase price of $1.00 per share and 10,000 shares at $8.50 per share. 1,187,800 of the shares shown in the table are owned of record by Ty Warlick, Mr. Warlick's wife and 3,000 shares are owned of record by Mr. Warlick's children. Mr. Warlick disclaims beneficial ownership of any of the shares owned by Ty Warlick or his children.

         Ms. Warlick's beneficial ownership includes presently exercisable options to purchase up to 19,000 shares of Company stock at a purchase price of $1.00 per share and 10,000 shares at $8.50 per share held by her spouse, Mr. Warlick. 1,000 of the shares shown in the table are also owned of record by Ms. Warlick's spouse. Ms. Warlick disclaims beneficial ownership of any of the shares owned by Mr. Warlick.

         Mr. Brown's beneficial ownership includes presently exercisable options to purchase up to 29,000 shares of Company stock at a purchase price of $1.00 per share and 15,000 shares at a purchase price of $8.50.

         Ms. Marlow's beneficial ownership includes presently exercisable options to purchase up to 10,000 shares of Company stock at a purchase price of $1.00 per share and 5,000 shares at a purchase price of $3.00 per share.

         The HMT Group consists of a group of shareholders who are party to a stock voting agreement. The agreement was entered into on March 15, 1999, amended and restated as of April 26, 1999 and has no termination date. The agreement provides that each member shall vote his shares as a block with the other members, as determined by vote of a majority of the members. The following are the members of the HMT Group: Karl Heinz Restle, Werner Schwarze, Walter Uelbelacker and Joachim Voss and each can be contacted at the address listed in the table.

         The House Group consists of a group of shareholders who are party to a stock voting agreement. The agreement was entered into on September 30, 1998 and terminates on September 30, 2003. The agreement appoints John House, M.D. as voting trustee and gives him the exclusive right to vote any and all shares received or to be received by the members. No other voting rights or powers are given.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 during 1999.

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The name and positions of the Company's executive officers are set forth below.


         Name                                     Position Held
         ----                                     -------------
Argil J. Wheelock, MD           chairman and CEO, since July 1, 1996.

Roy S. Brown                    president and COO, since May 31, 1996.

John F. Warlick                 executive vice president, since December 1, 1996.

Scott Cochran                   secretary/treasurer, since May 31, 1996.

Marie Marlow                    vice president of clinical and regulatory affairs,
                                since September 1, 1996.

Victoria Beck                   chief financial officer, since August 1, 1997.

BIOGRAPHICAL INFORMATION

         Please see the biographical information under the "Directors" section for the biographical information of Messrs. Wheelock, Brown, Warlick and Cochran.

VICTORIA BECK, age 44 - Ms. Beck, a certified public accountant, graduated from Georgia State University in 1981 with a degree in accounting. From 1982 until mid 1987 she worked for the international accounting firm of Price Waterhouse. From mid 1987 until mid 1994 she was the controller of Miller/Zell, a Georgia company engaged in the manufacturing and design of visual merchandising systems. From mid 1994 until July of 1997, Ms. Beck practiced accounting as a consultant.

MARIE MARLOW, age 46 - From May of 1995 until August, 1996, she served as a Technical Advisor for Quintiles/BRI of Rockville, Maryland, a leading consultant and evaluation entity to the medical industry with respect to FDA regulatory and product study issues. Prior to this she served as: director of Regulatory and Clinical Affairs for Cambridge Heart, Inc. of Bedford, Massachusetts, February of 1994 to May, 1995; director of Regulatory Affairs for Bard Electrophysiology, a division of C.R. Bard, Inc. of Billerica, Massachusetts, a NYSE traded company primarily engaged in the field of medical equipment and related technology; September, 1993 until February, 1994; and director of Clinical and Regulatory Affairs for Intra-Sonix, Inc. of Burlington, Massachusetts, a Massachusetts based start-up company which developed an integrated ultrasound and laser device for medical purposes, June, 1989 to August, 1993. Ms. Marlow holds a diploma in Nursing from the California Hospital School of Nursing - Now the USC School of Nursing.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 1999 (hereafter referred to as the named executive officers):

                           SUMMARY COMPENSATION TABLE


                                                                                                     Long Term
                                                                                                   Compensation
                                                  Annual Compensation                                 Awards
                           -----------------------------------------------------------------       ------------
                                                                                                    Securities
                                                                                Other Annual        Underlying
  Name & Principal                               Salary          Bonus          Compensation          Options
      Position                 Year               ($)             ($)                ($)                (#)
  ----------------         -----------          -------          -----          ------------        -----------
Argil J. Wheelock,         fiscal year          102,018          4,487              1,902              20,000
MD                         ended
chairman & CEO             12/31/98

Roy S. Brown               fiscal year          100,116          6,127              1,352              15,000
president & COO            ended
                           12/31/98
John F. Warlick            fiscal year                           6,367              1,902              10,000
executive vice             ended                102,018
president                  12/31/98

Marie Marlow               fiscal year          112,630              0                  0                   0
vice president             ended
                           12/31/98

         In addition to their annual remuneration, executive officers of ours who are also employees may be entitled to participate in our 401(k) plan. These amounts are shown in the "Bonus" column above. Also shown in the "Bonus" column are valuations for insurance paid by us for Messrs. Wheelock, $1,776, Brown, $1,389 and Warlick, $1,750.

         Messrs. Brown and Warlick received car allowances of $7,250 and $6,000 in 1999.

STOCK OPTIONS GRANTED

         The following table contains information concerning the grant of stock options during 1999 to the named executive officers.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               [INDIVIDUAL GRANTS]


                                    Number of           Percent of Total
                                   Securities             Options/SARs
                                   Underlying              Granted to
                                  Options/SARs            Employees and              Exercise or
Name and Title                         (#)                   Others                   base Price           Expiration Date
--------------                    ------------          ----------------             -----------           ---------------
Argil Wheelock, CEO                  20,000                 10.00%                     $8.50                  12/31/2009

Roy Brown, President                 15,000                  7.00%                     $8.50                  12/31/2009
and COO

John Warlick, Executive
Vice President                       10,000                  5.00%                     $8.50                  12/31/2009

         The following chart details the exercise of any outstanding options and the number and value of unexercised stock options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                                 Number of
                                                                                 Securities            Value of
                                                                                 Underlying          Unexercised
                                                                                Unexercised          In-the-Money
                                                   Shares                       Options/SARs         Options/SARs
                                                  Acquired                       at FY-End            at FY-End
                                                     on             Value       Exercisable/         Exercisable/
                Name                              Exercise        Realized     Unexercisable        Unexercisable
                ----                              --------        --------    --------------      -----------------
Argil J. Wheelock, MD, chairman & CEO                 0              0             110,000/0            $675,000/$0

Roy S. Brown, president & COO                         0              0              44,000/0            $217,500/$0

John F. Warlick, executive vice president             0              0              29,000/0            $142,500/$0

Marie Marlow, vice president                          0              0         15,000/75,000      $102,500/$412,500

                        APPROVAL OF THE STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

THE HEALTHTRONICS STOCK OPTION PLAN - 2000

         The Board of Directors has adopted, subject to approval of the Company's shareowners, the HealthTronics Stock Option Plan - 2000 (the "Option Plan"). The Option Plan will become effective upon the approval by the holders of a majority of the Company Stock present and entitled to vote at the Annual Meeting. The following summary description of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan attached as Appendix A to this Proxy Statement. Options for a total of 1,000,000 shares of Company Stock will be available to be granted under the Option Plan. If for any reason any Option granted under the Option Plan terminates without the issuance of shares, all shares subject to such Option shall again be available for issuance under the Option Plan. Options may be granted to any employee, director, or other person as to where the Board of Directors determines that making such grant is in the best interests of the Company.

         The Option Plan will be administered, and all decisions about grants and terms of grant will be made, by the Board of Directors, or by a committee or the CEO pursuant to authority delegated by the Board of Directors.

         No options granted under the Option Plan will be transferable other than by will or the laws of descent and distribution. Options granted under the Option Plan will vest upon the occurrence of certain events constituting a change in control of the Company.

         Options may be issued as non-qualified options or incentive stock options for tax purposes. An optionee will not recognize any taxable income at the time of grant of a nonqualified option. Upon exercise of a nonqualified option, the optionee will recognize ordinary income for tax purposes, measured by the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. For an incentive stock option, income is not recognized by the optionee and a deduction is not available to the Company until the stock acquired is sold. Income recognized by an optionee will be subject to tax withholding.

         The Company has the right to deduct amounts necessary to satisfy tax withholding obligations from any amounts in any form (including shares) otherwise due to the optionee from the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE STOCK OPTION PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

         The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification of this appointment by the shareholders of the Company at the Annual Meeting. Ernst & Young LLP is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

         Representatives of Ernst & Young LLP will be present at the Annual Meeting, where they will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2000 FISCAL YEAR.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Director nominations and other proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be made in writing and received by the Company on or before December 25, 2000, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. If not received within such time period, director nominations and other shareholder proposals may be submitted to shareholders at the 2001 Annual Meeting (although excluded from the Company's proxy statement and form of proxy relating to that meeting) only if submitted in writing in accordance with the bylaws of the Company and received by the Company not less than 30 days nor more than 60 days prior to the 2001 Annual Meeting. All shareholder proposals should be submitted by certified mail, return receipt requested, to the Chief Financial Officer of the Company, 1841 West Oak Parkway, Suite A, Marietta, GA 30062.

                                  OTHER MATTERS

         Management does not know of any matters other than those referred to in the accompanying notice of the Annual Meeting of Shareholders that may properly come before the meeting or any adjournments thereof. As to any other matters that may properly come before the meeting, it is intended that all properly executed proxies delivered pursuant to this solicitation will be voted on any such matters in accordance with the discretion of the persons named on the enclosed proxy.



                                          ARGIL J. WHEELOCK
                                          Chairman



Marietta, Georgia
April 24, 2000



                                  ------------



     THE COMPANY'S 1999 ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, HAS BEEN MAILED TO SHAREHOLDERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.



                                  ------------

                                   APPENDIX A

                              HEALTHTRONICS, INC.

                            STOCK OPTION PLAN - 2000


                               TABLE OF CONTENTS


Section No.                                                                                           Page No.
1.   Establishment and Purpose of the Plan.................................................................A-2

2.   Definitions...........................................................................................A-2

3.   Eligibility...........................................................................................A-3

4.   Plan Administration...................................................................................A-3

5.   Shares Subject to the Plan............................................................................A-3

6.   Types of Grants.......................................................................................A-3

7.   Options...............................................................................................A-3

8.   Adjustments Upon Changes in Capitalization............................................................A-4

9.   Termination and Amendment.............................................................................A-4

10.  Non-Assignability.....................................................................................A-4

11.  Exercise by Estate....................................................................................A-4

12.  No Guarantee of Continued Employment..................................................................A-4

13.  Change of Control.....................................................................................A-4

14.  Governing Law.........................................................................................A-5

                      HEALTHTRONICS, INC. STOCK OPTION PLAN

         1. Establishment and Purpose of the Plan. The purpose of this Plan is to provide a flexible means of compensation and motivation for outstanding performance by employees of the Company, directors of the Company, and certain other persons to further the growth and profitability of the Company.

         2.       Definitions.

                  Board or Board of Directors. The Board of Directors of the Company.

                  Common Stock. The common stock of the Company.

                  Committee. A compensation committee comprised of two or more "non-employee directors" within the meaning of Rule 16b-3.

                  Company. HealthTronics, Inc., a corporation organized under the laws of the State of Georgia, and any successor or transferee of substantially all of its business or assets.

                  Employee. A full-time key employee of the Company or a Subsidiary, including an officer who is such an employee.

                  Fair Market Value. The fair market value of a share of Common Stock as of such date as determined by the Board of Directors.

                  Incentive Stock Option. Any Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

                  Non-Qualified Stock Option. Any Option not intended to be an Incentive Stock Option.

                  Option. An option to purchase Common Stock granted under the Plan, including both an Incentive Stock Option and a Non-Qualified Stock Option.

                  Person. An individual, a partnership, a corporation, or any other private, governmental or other entity.

                  Plan. The HealthTronics, Inc. Stock Option Plan herein set forth, as the same may from time to time be amended.

                  Recipient. Any person who is granted an Option under this Plan.

                  Rule 16b-3. Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and any successor rule or regulation.

         3. Eligibility. A grant under this Plan may be made to any Employee, any director of the Company, or any other person as to whom the Board of Directors determines that making such grant is in the best interests of the Company; provided, however, that no grant may be made to a director or officer of the Company except pursuant to an exemption from Section 16(b) of the Securities Exchange Act of 1934 as provided under Rule 16b-3, if applicable.

         4. Plan Administration. This Plan shall be administered by the Board of Directors, or by the Committee, pursuant to authority delegated by the Board of Directors (references to the Board of Directors may include the Committee where appropriate). The Board of Directors or the Committee may delegate to the CEO the authority to grant options to Employees, when such authority would not jeopardize the availability of an exemption pursuant to Rule 16b-3. The Board of Directors shall have full power to interpret and administer this Plan and full authority to act in selecting the grantees and in determining type and amount of grants, the terms and conditions of grants, and the terms of agreements which will be entered into with grantees governing such grants. The Board of Directors shall have the power to make rules and guidelines for carrying out the Plan and to make changes in such rules and guidelines from time to time as it deems proper. Any interpretation by the Board of Directors of the terms and provisions of the Plan and the administration thereof and all action taken by the Board of Directors shall be final and binding.

         5. Shares Subject to the Plan. Subject to adjustment as provided in Section 8, the total number of shares of Common Stock available for grant under this Plan shall be up to 1,000,000 shares of Common Stock of the Company. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares and shares previously issued and re-acquired by the Company. If for any reason an Option terminates without the issuance of any shares, then all shares subject to such Option, to the extent of any such forfeiture, cancellation or termination, shall again be avail able for issuance under this Plan.

         6. Types of Grants. The Board of Directors may make such grants under this Plan as in its discretion it deems advisable to effect the purpose of the Plan, including without limitation grants of Incentive Stock Options and Non-Qualified Stock Options. Such grants may be issued separately or in combination, or in tandem, and additional grants may be issued in combination, or in tandem, with grants previously issued under this Plan or otherwise. As used in this Plan, references to grants in tandem shall mean grants consisting of more than one type of grant where the exercise of one element of the grant effects the cancellation of one or more other elements of the grant.

         7.       Options.

                  (a) Each Option shall have such terms and conditions as the Board of Directors shall determine. A grantee shall have no rights of a shareholder with respect to any shares of Common Stock subject to an Option unless and until a certificate for such shares shall have been issued.

                  (b) The Option exercise price shall be paid in full at the time of exercise. No common stock shall be issued until full payment has been received. Payment may be made in cash or, with the prior approval of and upon the conditions established by the Board of Directors or the Committee (or the CEO with respect to grants of Options approved by the CEO if no exemption available under Rule 16b-3 would be jeopardized), by other means, including delivery of shares of Common Stock owned by the Recipient.

                  (c) Subject to the terms of an Option and any other provisions of this Plan, each Option shall have a term of ten years.

                  (d) The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including Common Stock subject to an Option) otherwise due to the Recipient the amount of any federal, state or local taxes required by law to be withheld with respect to the Common Stock subject to a grant.

         8. Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, issuance of securities convertible into Common Stock, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or substantially all of its assets, or any distribution to shareholders other than a normal cash dividend, or any assumption or conversion of outstanding grants as a result of an acquisition, and except as otherwise provided in an agreement between the Recipient and the Company, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments in outstanding grants as it deems appropriate.

         9.       Termination and Amendment.

                  (a) This Plan shall be effective upon its adoption by the Board of Directors, provided that approval by the shareholders of the Company is obtained within the 12 months preceding or following such adoption. It shall remain in full force and effect unless terminated by the Board of Directors, which shall have the power to amend, suspend, terminate or reinstate this Plan at any time, provided that no amendment which increases the number of Shares of Common Stock subject to the Plan, or materially adversely affects the availability of an exemption pursuant to Rule 16b-3, if applicable, with respect to this Plan, shall be made without shareholder approval.

                  (b) Without limiting the generality of the foregoing, the Board of Directors may amend any limitations in this Plan if and when they are no longer required under Rule 16b-3, if applicable, and to assure its continued compliance with Rule 16b-3, if applicable.

                  (c) The Board of Directors may amend any outstanding Option to the extent it deems appropriate, provided that the Recipient's consent shall be required in the case of amendments adverse to the Recipient.

         10. Non-Assignability. Unless otherwise specified in an agreement between a Recipient and the Company, grants are not transferable other than by will or the laws of descent and distribution. An Option is exercisable during the Recipient's lifetime only by the Recipient or his or her guardian or legal representative.

         11. Exercise by Estate. Unless otherwise specified in an agreement between a Recipient and the Company, the estate or other transferee of any Recipient shall have 12 months from the date of such Recipient's death to exercise any Option hereunder.

         12. No Guarantee of Continued Employment. Nothing contained in this Plan, or in any Option granted pursuant to the Plan, shall confer upon any Recipient any right with respect to terms, conditions or continuance of employment by the Company.

         13.      Change of Control.

                  (a) Any provision of this Plan to the contrary notwithstanding, in the event of a change in control of the Company, unless (i) otherwise directed by the Board of Directors by resolution adopted prior to such Change in Control or within ten days thereafter or (ii) otherwise provided in the agreement entered into between the Company and a Recipient, all of the grants under this Plan shall become completely vested and immediately exercisable.

                  (b) For purposes of this Section 13, "Change in Control" of the Company shall mean the occurrence of one or more of the following:

                           (i)      acquisition in one or more transactions of
25 percent or more of the Common Stock by any Person, or by two or more Persons acting as a group, other than directly from the Company;

                           (ii)     acquisition in one or more transactions of
at least 15 percent but less than 25 percent of the Common Stock by any Person, or by two or more Persons acting as a group (excluding officers and directors of the Company), and the adoption by the Board of Directors of a resolution declaring that a change in control of the Company has occurred;

                           (iii)    a merger, consolidation, reorganization,
recapitalization or similar transaction involving the securities of the Company upon the consummation of which more than 50 percent in voting power of the voting securities of the surviving corporation(s) is held by Persons other than former shareholders of the Company; or

                           (iv)     25 percent or more of the directors elected
by shareholders of the Company to the Board of Directors are persons who were not listed as nominees in the Company's then most recent proxy statement (the "New Directors"), unless a majority of the members of the Board of Directors, excluding the New Directors, vote that no change of control shall have occurred by virtue of the election of the New Directors.

                  (c)      If grants shall become exercisable pursuant to this
Section 13, the Company shall use its best efforts to assist the grantees in exercise of their grants in such a manner as to avoid liability to the Company for profits under Section 16(b) of the Securities Exchange Act of 1934, as amended, if applicable, as a result of such exercise, including (not by way of limitation) explanation of and assistance in meeting the requirements of Paragraph (e) of Rule 16b-3.

         14. Governing Law. This Plan and all determinations made and actions taken pursuant thereto shall be governed by the substantive laws and procedural provisions of the State of Georgia without regard to principles of conflicts of laws.

                              HEALTHTRONICS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2000

    The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated April 24, 2000, appoints Argil Wheelock and Roy Brown, and each of them proxies, with full power of substitution and revocation to represent the undersigned and to vote all shares of HealthTronics, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 2000, at the Wyndham Hotel, 1775 Parkway Place, N.W., Marietta, Georgia, at 2:00 p.m. local time, and any adjournment(s) thereof, as specified in this Proxy:

1.  Election of Directors
    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES,
            STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

                 ROY BROWN                       JON BURKE
                 SCOTT COCHRAN                   JOHN HOUSE
                 RUSS MADDOX                     ARGIL WHEELOCK

2.  Approve the Company's Stock Option Plan -- 2000
    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3.  Appointment of Ernst & Young LLP as independent auditors
    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

4. Such other matters as may properly come before the meeting. This proxy will be voted as specified above.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

    The Board of Directors recommends affirmative votes for Items 1, 2 and 3, and IF NOT CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

    The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THEIR CAPACITY IN WHICH THEY SIGN.

                                                  Dated:                  , 2000
                                                     ----------------------

                                                  ------------------------------
                                                     Signature of Shareholder

                                                  ------------------------------
                                                     Signature of Shareholder

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE -- NO POSTAGE
                                   REQUIRED.